SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 1, 2003
(Date of Earliest Event Reported)

Bio Standard Corporation
(Exact Name of Registrant as Specified in its Charter)

Florida	0-26307	65-0873448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Clematis Street, Suite 3000, West Palm Beach, FL		33401
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (714) 849-1522

Table of Contents

Page
Item 1. Changes in Control of Registrant	3
Item 2. Acquisition or Disposition of Assets	3
Item 3. Bankruptcy or Receivership	3
Item 4. Changes in Registrant’s Certifying Accountants	3
Item 5. Other Events and Regulation FD Disclosure	3
Item 6. Resignations of Directors and Executive Officers	3
Item 7. Financial Statements and Exhibits	3
Item 8. Changes in Fiscal Year	3

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2. ACQUISITION OF ASSETS

Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Not applicable.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

At a meeting of the registrant's board of directors held on May 1, 2003, the board of directors appointed Tam Bui and Tina Phan as new members of the board of directors. Following the appointment of the new directors, the board accepted the resignations of Thomas J. Craft, Jr. and Richard Rubin as officers and directors of the registrant. The letters of resignation are attached as exhibits to this Form 8-K. The resigning directors did not have any disagreement with the registrant on any matter relating to the registrant's operations, policies or practices.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Description of Exhibit	Page
17(i) Letter of Resignation of Thomas J. Craft, Jr.	-
17(ii) Letter of Resignation of Richard Rubin	-

ITEM 8. CHANGE IN FISCAL YEAR

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bio Standard Corporation
By: /s/ Tina Phan
President and Director
Date: May 2, 2003